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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported):
                                November 18, 2003

                               TRANSGENOMIC, INC.
             (Exact name of registrant as specified in its charter)

            Delaware                                      000-30975
      (State of Formation)                         (Commission File Number)

                                    911789357
                      (IRS Employer Identification Number)

           12325 Emmet Street
               Omaha, NE                                     68164
(Address of principal executive offices)                   (Zip Code)

                                 (402) 452-5400
              (Registrants' telephone number, including area code)

                                 Not applicable
          (Former name or former address, if changed since last report)


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Item 5. Other Events and Regulation FD Disclosure.

      On November 18, 2003, the Company issued a press release announcing it has signed a contract with Austrian vaccine developer Intercell AG to develop a manufacturing process for production of an immune stimulating oligonucleotide, which will be used as a component of one or more of Intercell's novel vaccine candidates. The Company is attaching the press release as Exhibit 99.1 to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits

99.1 Press Release, dated November 18, 2003, announcing Transgenomic has signed a contract with Austrian vaccine developer Intercell AG to develop a manufacturing process for production of an immune stimulating oligonucleotide, which will be used as a component of one or more of Intercell's novel vaccine candidates.


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

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   TRANSGENOMIC, INC.

                                   By /s/ Michael J. Draper
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                                      Michael J. Draper, Chief Financial Officer

November 18, 2003


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